UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 21, 2003

                                    PSC INC.
               (Exact name of Company as specified in its charter)

         New York                   0-9919                   16-0969362
-------------------------    ---------------------    -------------------------

     (State or other
     jurisdiction of                                       (I.R.S. Employer
      incorporation)         (Commission File No.)       Identification No.)

            111 S.W. Fifth Avenue, Suite 4100, Portland, Oregon 97204
                    (Address of Principal Executive Offices)

                                 (503) 553-3920
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 4:  Changes In Registrant's Certifying Accountants

On January 21, 2003 the Company engaged KPMG LLP ("KPMG") as its new independent auditors. The decision to change accounting firms was approved by the Company's Audit Committee of the Board of Directors. During the years ended December 31, 2000 and 2001, and the subsequent interim periods, the Company did not consult with KPMG regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a) (2) (i) and (ii) of Regulation S-K.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.


                              PSC Inc.



DATE:  Jnuary 27, 2003        By: /s/ Edward J. Borey
                                ------------------------------------
                                Edward J. Borey
                                President, Chief Executive Officer and Director


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